U.S. GLOBAL INVESTORS FUNDS

                         JULY 1, 1998, SUPPLEMENT TO THE
                        PROSPECTUS DATED NOVEMBER 3, 1997
                 (incorporates the supplement dated May 1, 1998)

    GOLD AND NATURAL RESOURCES FUNDS       EQUITY FUNDS
    Gold Shares Fund *                     China Region Opportunity
                                             Fund
    World Gold Fund *                      All American Equity Fund *
    Global Resources Fund *                Income Fund *
                                           Real Estate Fund *

    TAX-FREE FUNDS                         GOVERNMENT SECURITIES
                                           MONEY MARKET FUNDS
    Tax-Free Fund *                        U.S. Government Securities
                                             Savings Fund
    Near-Term Tax-Free Fund *              U.S. Treasury Securities
                                             Cash Fund

* The names of these funds have been changed to delete "U.S." and "United Services" throughout this prospectus.

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PAGE 19--PORTFOLIO MANAGER

Delete the two paragraphs on page 19 regarding the portfolio managers of the World Gold, Gold Shares, and Global Resources Funds and replace with the following:

     Gil Atzmon is a gold stock analyst and leader of the portfolio team managing the World Gold and Gold Shares Funds. Mr. Atzmon, portfolio manager for the World Gold and Global Resources Funds from 1987 to 1990, rejoined the company in June 1998. From 1990 to 1993 he was vice president of investor relations for Dayton Mining Corporation where he raised $50 million in equity. From 1993 to 1998 he ran his own consulting and management firm advising money managers on investment decisions and strategies and mining companies on financing and corporate development. Mr. Atzmon holds a master's degree in energy and mineral resources from The University of Texas and a bachelor's degree in geology and geography from Columbia University. Team member, Michael Chapman, joined the adviser as a senior research analyst in November 1995. From 1992 to 1995 he was a petroleum engineer and earned his master's degree in energy and mineral resources.

     Ralph Aldis leads the portfolio team managing the Global Resources Fund. Mr. Aldis, a Chartered Financial Analyst, holds a master's degree in energy and mineral resources. He has been the adviser's director of research since April 1989 and has served as portfolio manager of the Global Resources Fund since November 1992.

PAGE 21--PORTFOLIO MANAGER

Delete the last paragraph on page 21 describing the portfolio manager of the U.S. Real Estate Fund and replace with the following:

     The adviser has contracted with Goodman & Company N.Y. Ltd. to serve as sub- adviser to the U.S. Real Estate Fund beginning May 1, 1998. It is wholly owned by Goodman & Company Ltd., which is ultimately wholly owned by Dundee Bancorp Inc., an Ontario incorporated Canadian company listed on The Toronto Stock Exchange. Mr. Ned Goodman, Chairman of Goodman & Company Ltd., is the "controlling person" of Goodman & Company N.Y. Ltd. and Goodman & Company Ltd. ("Goodman & Company").

     Goodman & Company is the manager of Dynamic Mutual Funds, a Canadian family of twenty-six mutual funds with approximately $6.5 billion
     (Cdn) of funds under management, more than $500 million of which is in two real estate equity funds. Goodman & Company uses a team approach to manage the U.S. Real Estate Fund. Mr. Goodman and Ms. Anne MacLean lead the team. Mr. Goodman, Chartered Financial Analyst, has more than thirty years of investment experience. Since 1979, Mr. Goodman has served as Chairman, President and Chief Executive Officer of Goodman & Company, an adviser to investment companies operating in Canada. Ms. MacLean, Chartered Financial Analyst, is a Goodman & Company portfolio manager and partner responsible for U.S., Latin American and real estate equities. Before joining Goodman & Company in January 1995, Ms. MacLean had twelve years of investment experience as a portfolio manager with Gluskin Sheff & Associates and as an Investment Analyst with United Bond and Share Company.

PAGE 35--Add the following subheading and paragraph:

     ADDITIONAL INFORMATION ABOUT BUYING SHARES

     Requests to open new accounts are complete only when Shareholder Services has received both your application and payment. The funds reserve the right to reject any application or investment. A completed request is subject to acceptance and the time deadlines described in "Execution of Requests" on page 40 and other factors.

PAGE 46--FOR MORE INFORMATION

After INVESTMENT ADVISER, insert:

     SUB-ADVISER    Goodman & Company N.Y. Ltd.
                    55th Floor, Scotia Plaza
                    40 King Street West
                    Toronto, Ontario M5H 4A9
                    CANADA